MINT ORGANICS	12 Months Ended
Oct. 31, 2020
Mint Organics
Mint Organics

NOTE 13 – MINT ORGANICS

Exchange Agreements

On May 1, 2019, the Company and Mint Organics entered into an exchange agreement whereby the Company agreed to acquire the 150 shares of Mint Series A Preferred Stock and the 150,000 warrants to purchase shares of common stock of the Company originally issued to Mr. Wayne Rohrbaugh in connection with participation agreement referred to above in exchange for 4,400,000 shares of common stock of the Company (approximately $0.034 per share representing a discount to the trading price of $0.049 as of the effective date of the transaction). In connection with the exchange, Mr. Rohrbaugh provided a release to the Company in connection with any claims associated with his original investment.

On May 1, 2019, the Company and Mint Organics Florida entered into an exchange agreement whereby the Company agreed to acquire all of the outstanding non-controlling interests in Mint Organics Florida, Inc. outstanding in exchange for 2,400,000 shares of common stock of the Company (approximately $0.042 per share representing a discount to the trading price of $0.049 as of the effective date of the transaction).

Non-controlling interests in Mint Organics and Mint Organics Florida

Effective May 1, 2019, the Company has acquired all of the minority interests issued in Mint Organics and Mint Organics Florida, and accordingly, there no longer exists any non-controlling interests in those entities as of such date.